                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            Date of Report: 18-Feb-03

                        CIT Equipment Collateral 2002-VT1

 A Delaware                     Commission File                I.R.S. Employer
 Corporation                     No. 0001172747                 No. 51-0407692

                             c/o Capita Corporation
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

Item 5. Other

                        CIT Equipment Collateral 2002-VT1
                            Monthly Servicing Report


                                                                                          Determination Date:        02/18/03
                                                                                           Collection Period:        01/31/03
                                                                                                Payment Date:        02/20/03


I. AVAILABLE FUNDS

   A.  Available Pledged Revenues

        a.       Scheduled Payments Received                                                                  $ 38,292,928.33
        b.       Liquidation Proceeds Allocated to Owner Trust                                                   1,074,718.90
        c.       Required Payoff Amounts of Prepaid Contracts                                                      938,852.47
        d.       Required Payoff Amounts of Purchased Contracts                                                          0.00
        e.       Proceeds of Clean-up Call                                                                               0.00
        f.       Investment Earnings on Collection Account and Note Distribution Account                                 0.00

                                              Total Available Pledged Revenues =                              $ 40,306,499.70

   B.  Determination of Available Funds

        a.       Total Available Pledged Revenues                                                             $ 40,306,499.70
        b.       Servicer Advances                                                                               5,075,338.40
        c.       Recoveries of  prior Servicer Advances                                                         (4,200,637.81)
        d.       Withdrawal from Cash Collateral Account                                                           511,791.46
                                                                                                              ---------------
                                              Total Available Funds =                                         $ 41,692,991.75


II. DISTRIBUTION AMOUNTS


    A.  COLLECTION ACCOUNT DISTRIBUTIONS


          1. Servicing Fee                                                                                           465,317.73

          2. Class A-1 Note Interest Distribution                                                    0.00
             Class A-1 Note Principal Distribution                                                   0.00
                    Aggregate Class A-1 distribution                                                                       0.00

          3. Class A-2 Note Interest Distribution                                              640,371.98
             Class A-2 Note Principal Distribution                                          36,076,262.68
                   Aggregate Class A-2 distribution                                                               36,716,634.66

          4. Class A-3 Note Interest Distribution                                            1,071,308.33
             Class A-3 Note Principal Distribution                                                   0.00
                   Aggregate Class A-3 distribution                                                                1,071,308.33

          5. Class A-4 Note Interest Distribution                                              414,657.08
             Class A-4 Note Principal Distribution                                                   0.00
                   Aggregate Class A-4 distribution                                                                  414,657.08

          6. Deposit to the Class A Principal Account                                                0.00

          7. Class B Note Interest Distribution                                                 67,734.75
             Class B Note Principal Distribution                                             1,069,646.60
                   Aggregate Class B distribution                                                                1,137,381.35

          8. Class C Note Interest Distribution                                                 41,320.21
             Class C Note Principal Distribution                                               583,443.60
                   Aggregate Class C distribution                                                                  624,763.81

          9. Class D Note Interest Distribution                                                 96,041.58
             Class D Note Principal Distribution                                             1,166,887.20
                   Aggregate Class D distribution                                                                1,262,928.78

         10. Deposit to the Cash Collateral Account                                                                      0.00

         11. Amounts in accordance with the CCA Loan Agreement                                                           0.00

         12. Remainder to the holder of the equity certificate                                                           0.00


                                                  Collection Account Distributions =                            41,692,991.75
                                                                                                                =============


    B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

          1. Payment due on the Senior Loan                                                                      2,951,354.72

          2. Payment due on the Holdback                                                                                 0.00

          3. Payment to the Depositor                                                                                    0.00
                                                                                                                -------------
                                                  Cash Collateral Account Distributions =                        2,951,354.72
                                                                                                                =============


    C.  INCORRECT DEPOSITS TO BE RETURNED TO CIT  Collection Account Distributions =                                     0.00
                                                                                                                -------------



III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

           ----------------------------------------------------------------------------------------------------
                  Distribution                Class A-1         Class A-2         Class A-3          Class A-4
                    Amounts                     Notes             Notes             Notes              Notes
           ----------------------------------------------------------------------------------------------------
       1.         Interest Due                   0.00           640,371.98      1,071,308.33        414,657.08
       2          Interest Paid                  0.00           640,371.98      1,071,308.33        414,657.08
       3       Interest Shortfall                0.00                 0.00              0.00              0.00
                 ((1) minus (2))
       4         Principal Paid                  0.00        36,076,262.68              0.00              0.00

       5    Total Distribution Amount            0.00        36,076,262.68        414,657.08              0.00
                 ((2) plus (4))

           ----------------------------------------------------------------------------------------------------
                  Distribution                Class B             Class C           Class D      Total Offered
                     Amounts                    Notes              Notes             Notes           Notes
           ----------------------------------------------------------------------------------------------------
       1.         Interest Due              67,734.75            41,320.21         96,041.58      2,331,433.93
       2          Interest Paid             67,734.75            41,320.21         96,041.58      2,331,433.93
       3       Interest Shortfall                0.00                 0.00              0.00              0.00
                 ((1) minus (2))
       4         Principal Paid          1,069,646.60           583,443.60      1,166,887.20     38,896,240.09

       5    Total Distribution Amount    1,137,381.35           624,763.81      1,262,928.78     39,515,993.71
                 ((2) plus (4))

IV.Information Regarding the Securities

   A  Summary of Balance Information

           -------------------------------------------------------------------------------------------------------------------

                                         Applicable       Principal Balance     Class Factor  Principal Balance   Class Factor
                 Class                     Coupon              Feb-03              Feb-03           Jan-03           Jan-03
                                            Rate            Payment Date        Payment Date     Payment Date     Payment Date
           -------------------------------------------------------------------------------------------------------------------
       a.       Class A-1 Notes            1.9600%                    0.00         0.00000                0.00       0.00000
       b.       Class A-2 Notes            2.9000%          228,905,247.40         0.82637      264,981,510.09       0.95661
       c.       Class A-3 Notes            4.0300%          319,000,000.00         1.00000      319,000,000.00       1.00000
       d.       Class A-4 Notes            4.6700%          106,550,000.00         1.00000      106,550,000.00       1.00000
       e.        Class B Notes             3.9700%           19,404,333.48         0.66114       20,473,980.08       0.69758
       f.        Class C Notes             4.4400%           10,584,181.90         0.66151       11,167,625.50       0.69798
       g.        Class D Notes             5.1600%           21,168,363.80         0.65951       22,335,251.00       0.69587

       h.            Total Offered Notes                    705,612,126.58                      744,508,366.67

       i.         One - Month Libor Rate                           1.36000%

   B  Other Information

           -------------------------------------------------------------------
                                        Scheduled              Scheduled
                                    Principal Balance      Principal Balance
                    Class                 Feb-03                 Jan-03
                                       Payment Date           Payment Date
           -------------------------------------------------------------------
               Class A-1 Notes             0.00                   0.00

           ------------------------------------------------------------------------------------------------------------------
                                                                 Target             Class           Target           Class
                                          Class             Principal Amount        Floor      Principal Amount      Floor
                    Class              Percentage                Feb-03             Feb-03          Jan-03          Jan-03
                                                              Payment Date      Payment Date    Payment Date     Payment Date
           ------------------------------------------------------------------------------------------------------------------
                   Class A               92.75%             654,455,247.40                     690,531,510.09
                   Class B                2.75%              19,404,333.48          0.00        20,473,980.08        0.00
                   Class C                1.50%              10,584,181.90          0.00        11,167,625.50        0.00
                   Class D                3.00%              21,168,363.80          0.00        22,335,251.00        0.00

V. PRINCIPAL

   A.  MONTHLY PRINCIPAL AMOUNT

         1.    Principal Balance of Notes and Equity Certificates                                 744,508,366.67
               (End of Prior Collection Period)
         2.    Contract Pool Principal Balance (End of Collection Period)                         705,612,126.58
                                                                                                  --------------

                                      Total monthly principal amount                              38,896,240.09

   B.  PRINCIPAL BREAKDOWN                                                    No. of Accounts
                                                                              ---------------
         1.    Scheduled Principal                                                 70,190         36,264,912.95
         2.    Prepaid Contracts                                                     171             938,852.47
         3.    Defaulted Contracts                                                   271           1,692,474.67
         4.    Contracts purchased by CIT Financial USA, Inc.                          0                   0.00
                                                                                  -----------------------------

               Total Principal Breakdown                                          70,632          38,896,240.09


VI. CONTRACT POOL DATA


   A.  CONTRACT POOL CHARACTERISTICS
                                                       ---------------------------------------------------------------
                                                               Original            Feb-03                 Jan-03
                                                                  Pool          Payment Date           Payment Date
                                                       ---------------------------------------------------------------
       1.    a.  Contract Pool Balance                    1,068,496,994.00      705,612,126.58         744,508,366.67
             b.  No of Contracts                                    73,864              70,632                 71,074
             c.  Pool Factor

       2.    Weighted Average Remaining Term                         38.00                31.5                   31.2

       3.    Weighted Average Original Term                           44.1


   B.  DELINQUENCY INFORMATION

                                                         --------------------------------------------------------------------
                                                                    % of      % of Aggregate
                                                                              Required Payoff    No. of     Aggregate Required
                                                                  Contracts       Amount        Accounts      Payoff Amounts
                                                         --------------------------------------------------------------------
       1.    Current                                                94.73%         96.58%       66,907        690,648,306.14
             31-60 days                                              2.92%          2.00%        2,060         14,318,834.61
             61-90 days                                              1.10%          0.65%          775          4,674,234.04
             91-120 days                                             0.59%          0.34%          414          2,446,629.99
             120+ days                                               0.67%          0.42%          476          2,990,899.07

                       Total Delinquency                            100.0%         100.0%       70,632        715,078,903.85

       2. Delinquent Scheduled Payments:

             Beginning of Collection Period                                               8,592,076.68
             End of Collection Period                                                     9,466,777.27
                                                                                          -------------

                       Change in Delinquent Scheduled Payments                              874,700.59


  C.   DEFAULTED CONTRACT INFORMATION

       1. Required Payoff Amount on Defaulted Contracts                                   1,692,474.67
       2. Liquidation Proceeds received                                                   1,074,718.90
                                                                                          -------------
       3. Current Liquidation Loss Amount                                                   617,755.77

       4. Cumulative Liquidation Losses to date                                           6,680,551.97

                      % of Initial Contracts                                                     2.377%
          % of Initial Contract Pool Balance                                                     0.625%


VII. MISCELLANEOUS INFORMATION

   A.  SERVICER ADVANCE BALANCE

        1. Opening Servicer Advance Balance                            8,592,076.68
        2. Current Period Servicer Advance                             5,075,338.40
        3. Recoveries of prior Servicer Advances                      -4,200,637.81
                                                                      -------------
        4. Ending Servicer Advance Balance                             9,466,777.27

   B.  CASH COLLATERAL ACCOUNT

        1. Applicable Rates for the Interest Period:
           a.  Libor Rate for the Interest Period                                           1.3600%
           b.  Senior Loan Interest Rate                                                    4.8600%
           c.  Holdback Amount Interest Rate                                                7.3600%

        2. Opening Cash Collateral Account                                                                     65,144,482.09

        3. Deposit from the Collection Account                                                                          0.00

        4. Withdrawals from the Cash Collateral Account                                                          (511,791.46)

        5. Investment Earnings                                                                                     59,725.17

        6. Investment Earnings Distributions:
           a. Senior Loan Interest                                                                                -59,725.17
           b. Senior Loan Principal                                                                                     0.00
           c. Holdback Amount Interest                                                                                  0.00
           d. Holdback Amount Principal                                                                                 0.00
                                                                                                               -------------
                            Total Investment Earnings distributions                                               -59,725.17

        7. Remaining available amount                                                                                   0.00

        8. Required Cash Collateral Account Amount                                                             61,741,061.08

        9. Cash Collateral Account Surplus/ (Shortfall)                                                                 0.00

       10. Distribution of CCA Surplus:
           a. Senior Loan Principal                                                                            -2,891,629.55
           b. Holdback Amount Principal                                                                                 0.00
                                                                                                               -------------
                            Total Distribution of Surplus                                                      -2,891,629.55

       11. Ending Cash Collateral Account                                                                      61,741,061.08

       12. Cash Collateral Account deficiency                                                                           0.00


   C.  OTHER RELATED INFORMATION

         1. Discount Rate                                                    4.6150%

         2. Life to Date Prepayment (CPR)                                       6.7%

         3. Life to Date Substitutions:

            a. Prepayments                                     0.00

            b. Defaults                                        0.00




             ----------------------------------------------------------
                                         Feb-03           Jan-03
                  Item               Payment Date      Payment Date
             ----------------------------------------------------------
             a.  Senior Loan          6,826,037.68     9,717,667.23
             b.  Holdback Amount     58,767,335.00    58,767,335.00


     NCT Funding Company LLC, Allfirst Bank, as trustee under the Indenture, and Capita Corporation, in its individual capacity and as Servicer, DO
HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to
     Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 02/20/03

   This Certificate shall constitute the Serviver's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                               Capita Corporation

                                  Glenn Votek
                                  -----------
                                  Glenn Votek

                    Executive Vice President, and Treasurer